Exhibit 99.1

Letter of Transmittal

VALASSIS COMMUNICATIONS, INC.

Offer to Exchange

New 8 1/4% Senior Notes Due 2015

For a Like Principal Amount of

8 1/4% Senior Notes Due 2015

Pursuant to the Prospectus Dated                 , 2007

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON                 , 2007, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, National Association

By Registered Mail or Certified Mail:	By Regular Mail or Overnight Courier:	By Hand: Wells Fargo Bank, N.A.
Wells Fargo Bank, N.A. MAC - N9303-121 Corporate Trust Operations P.O. Box 1517 Minneapolis, MN 55480-1517	Wells Fargo Bank, N.A. MAC - N9303-121 Corporate Trust Operations Sixth Street & Marquette Avenue Minneapolis, MN 55479	Northstar East Building - 12th floor Corporate Trust Services 608 Second Avenue South Minneapolis, MN 55402

By Facsimile (eligible institutions only): (612) 667-4927

Telephone Inquiries: (800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend that you use an overnight or hand delivery service, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he, she or it has received the prospectus, dated                     , 2007 (the “Prospectus”), of Valassis Communications, Inc. (the “Company”), which, together with this Letter of Transmittal and the instructions hereto (this “Letter of Transmittal”), constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $540,000,000 8 1/4% Senior Notes due 2015 of the Company (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s outstanding, unregistered 8 1/4% Senior Notes due 2015 issued on March 2, 2007 (the “Original Notes”), pursuant to a registration statement of which the Prospectus is a part. For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Prospectus.

The Company reserves the right, at any time and from time to time, to extend the Exchange Offer at its discretion, in which case the term “Expiration Date” shall mean the latest date and time to which the Exchange

Offer is extended. During any such extension, all Original Notes previously tendered will remain subject to the Exchange Offer and may be accepted for exchange by the Company. Any Original Notes not accepted for exchange for any reason will be returned without expense to the tendering holder thereof promptly following the Expiration Date.

In order to extend the Exchange Offer, the Company will notify the holders of the Original Notes of any extension by oral or written notice (which may be by means of a press release or other public announcement) prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. The Company expressly reserves the right, in its sole discretion, (i) to delay accepting the Original Notes, or if any of the conditions specified in the Prospectus under the section entitled “The Exchange Offer—Conditions to the Exchange Offer” shall not have been satisfied, to terminate the Exchange Offer, by giving oral or written notice of such delay or termination to the Exchange Agent, or (ii) to amend the terms of the Exchange Offer in any manner.

The Exchange Notes will bear interest from the last interest payment date on which interest was paid on the Original Notes surrendered in exchange therefor or, if no interest has been paid on such Original Notes, from the date of original issue of the Original Notes (March 2, 2007) at the same rate and upon the same terms as the Original Notes. Holders whose Original Notes are accepted for exchange will not receive interest on such Original Notes for any period subsequent to the last interest payment date, if any, of the Original Notes to occur prior to the issue date of the Exchange Notes and will be deemed to have waived the right to receive any payment in respect of interest on the Original Notes accrued from and after such interest payment date, if any.

The terms of the Exchange Notes are substantially identical to the terms of the Original Notes, except that the Exchange Notes will not contain terms with respect to transfer restrictions and will not require the Company to consummate a registered exchange offer.

The Exchange Offer is not conditioned upon any minimum principal amount of Original Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled “The Exchange Offer—Conditions to the Exchange Offer.”

The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Original Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

This Letter of Transmittal is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender (a “Book-Entry Confirmation”) of their Original Notes into the account maintained by Wells Fargo Bank, National Association (the “Exchange Agent”) at The Depository Trust Company (“DTC”) (the “Book-Entry Transfer Facility”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus and Instruction 1 herein.

Any holder of Original Notes who wishes to tender his, her or its Original Notes must, on or prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) certificates representing his, her or its Original Notes or (b) if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, provide a Book-Entry Confirmation or an agent’s message, in each case in accordance with the procedures for tendering described in the instructions to this Letter of Transmittal.

Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. Delivery to the Company will not constitute a valid tender. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. Book-entry transfer to DTC in accordance with DTC’s procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Original Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date.

Please read this entire Letter of Transmittal and the Prospectus carefully before completing this Letter of Transmittal or checking any box below. The instructions included in this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address and telephone number indicated above.

Except as otherwise provided herein, Holders who wish to accept the Exchange Offer and tender their Original Notes must complete this Letter of Transmittal in its entirety and comply with all of its terms.

Please list below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and attach the schedule hereto.

DESCRIPTION OF ORIGINAL NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)* (Attach signed list, if necessary)	Aggregate Principal Amount of Original Notes Represented by Certificate(s)	Principal Amount of Original Notes Tendered (if less than all)**

Total Principal Amount of Original Notes Tendered:

*  Certificate numbers not required if Original Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated, a holder will be deemed to have tendered all of the Original Notes represented in the “Aggregate Principal Amount of Original Notes Represented by Certificate(s)” column. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amounts equal to $1,000 or integral multiples thereof. See Instruction 1.

☐	CHECK HERE IF CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code No.:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Original Notes:

Window Ticket Number(s) (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code No.:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

NOTE:    SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer and as trustee under the indenture for the Original Notes and the Exchange Notes) with respect to the tendered Original Notes with full power of substitution to (i) deliver certificates representing such Original Notes to the Company, or transfer ownership of such Original Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present such Original Notes for transfer, and transfer such Original Notes, on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of the beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Original Notes, and that the Company will acquire good, marketable and unencumbered title to the tendered Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind, when the same are accepted for exchange by the Company.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon an interpretation by the staff of the United States Securities and Exchange Commission (the “Commission”) as set forth in no-action letters to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not “affiliates” of the Company within the meaning of Rule 405 under the Securities Act; (2) such Exchange Notes are acquired in the ordinary course of such holders’ business; and (3) such holders have not participated in, and do not intend to participate in, a distribution of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. However, the staff of the Commission has not considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to this Exchange Offer as in other circumstances. If a holder of Original Notes is an affiliate of the Company, and participates in or intends to participate in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned hereby represents and warrants that:

(i)	the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or any beneficial owner of the Original Notes tendered hereby;

(ii)	neither the undersigned holder nor any beneficial owner of the Original Notes tendered hereby is engaged in, intends to engage in, or has any arrangement or understanding with any person or entity to participate in, a distribution of the Exchange Notes within the meaning of the Securities Act;

(iii)	neither the undersigned holder nor any beneficial owner of the Original Notes tendered hereby is an “affiliate” of the Company within the meaning of Rule 405 promulgated under the Securities Act or, if the holder or such beneficial owner is an affiliate, that the holder or such beneficial owner will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

(iv)	if the undersigned or any beneficial owner of the Original Notes tendered hereby is a broker-dealer, it has not entered into any arrangement or understanding with the Company or any “affiliate” of the Company within the meaning of Rule 405 promulgated under the Securities Act to distribute the Exchange Notes;

(v)	if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and such broker-dealer acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act; and

(vi)	the undersigned holder is not acting on behalf of any person or entity that could not truthfully make the foregoing representations.

The undersigned agrees that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, exchange, assignment, transfer and sale of the Original Notes tendered hereby or to transfer ownership of such Original Notes on the account books maintained by DTC.

The Exchange Offer is subject to the conditions set forth in the section of the Prospectus captioned “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered by this Letter of Transmittal.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Original Notes when, as and if the Company has given oral (confirmed in writing) or written notice thereof to the Exchange Agent. If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged Original Notes will be returned to the address shown below the signature of the undersigned or at a different address as may be indicated herein under “Special Delivery Instructions” (or, in the case of tender by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described in the section of the Prospectus captioned “The Exchange Offer—Procedures for Tendering,” such unaccepted or non-exchanged Original Notes will be credited to an account maintained with DTC) promptly following the Expiration Date.

The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in the section of the Prospectus captioned “The Exchange Offer—Procedures for Tendering” and in the instructions hereto will, upon the Company’s acceptance of the Original Notes for exchange, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Exchange Offer and the registration rights agreement entered into by the Company and the initial purchasers of the Original Notes and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity, bankruptcy or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon the receipt of notice by the Company of the occurrence of any event or the discovery of any fact that makes any statement in the Prospectus untrue in any material respect or that causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer or the Company has given notice that the use of the Prospectus may be resumed, as the case may be.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes to the undersigned at the address shown above in the box entitled “Description of Original Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates of Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

To be completed ONLY if certificates of Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled “Description of Original Notes” on this Letter above.

Mail Exchange Notes and/or Original Notes to:

Issue Exchange Notes and/or Original Notes to:	Name(s):
(Please Type or Print)

Name(s):
(Please Type or Print)	(Please Type or Print)

(Please Type or Print)
Address:
Address:

(Including Zip Code)
(Including Zip Code)

(Complete accompanying Substitute Form W-9)

☐ Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (To Be Completed By All Tendering Holders) (Complete accompanying Substitute Form W-9 also)

x:			, 2007

x:			, 2007
	(Signature(s) of Owner(s))	(Date)

Area Code and Telephone Number:

If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If a signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth your full title. See Instruction 3.

Name(s):
(Please Type or Print)

Title:

Capacity:

Address:
(Including Zip Code)

SIGNATURE GUARANTEE
(If Required by Instruction 3)

Signature Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)
Dated: , 2007

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.	Delivery of this Letter of Transmittal and Original Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof.

Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Company, setting forth the name and address of the holder of Original Notes, the certificate number or numbers of such Original Notes, if any, and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantee, or, in lieu thereof, an agent’s message from DTC, together with the certificate or certificates representing the Original Notes to be tendered in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution (as defined below) with the Exchange Agent, and (iii) such properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantee, or, in lieu thereof, an agent’s message from DTC, as well as the certificate or certificates representing all tendered Original Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

See the section entitled “The Exchange Offer” in the Prospectus.

2.	Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the applicable box or boxes above entitled “Description of Original Notes—Principal Amount of Original Notes Tendered,” as the case may be. A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE

EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE CLEARLY INDICATED.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a Notice of Withdrawal, substantially in the form provided by the Company, must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that they have accepted the tender of Original Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Notes to be withdrawn; (iii) contain a description of the Original Notes to be withdrawn, including the certificate numbers shown on the particular certificates evidencing such Original Notes, if applicable, and the principal amount of such Original Notes; and (iv) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of the Notice of Withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any Notice of Withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes or otherwise comply with the Book-Entry Transfer Facility’s procedures. All questions as to the validity of any Notice of Withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3.	Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Original Notes specified herein, then certificate(s) representing such Original Notes must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the Original Notes. If the Letter of Transmittal or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature(s) on a Letter of Transmittal or a Notice of Withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions”

on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter of Transmittal or a Notice of Withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”).

4.	Special Issuance and Delivery Instructions.

Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person so named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon.

If no such instructions are given, the Exchange Notes (and any Original Notes not tendered or not accepted) will be issued in the name of and sent to the name or address of the person signing this Letter of Transmittal or deposited into such person’s account at the Book-Entry Transfer Facility.

5.	Tax Identification Number.

An exchange of Original Notes for Exchange Notes will not be treated as a taxable exchange or other taxable event for U.S. Federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. U.S. Federal income tax law generally requires, however, that payments of principal and interest, including any special interest, on a note to a holder be subject to backup withholding unless such holder provides the Company (as payor) or other payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding in an amount of currently 28% of all reportable payments of principal and interest, including any special interest.

Certain holders (generally including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding on reportable payments of principal and interest, including any special interest, by the Company (when acting as payor), each tendering holder of Original Notes must provide its correct TIN by completing the “Substitute Form W-9” set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other appropriate Form W-8. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute

Form W-9 and write “applied for” in lieu of its TIN. Note that checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 and writes “applied for” on that form, backup withholding at a rate of currently 28% will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Company within 60 calendar days, however, any amounts so withheld shall be refunded to such holder.

Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6.	Transfer Taxes.

Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.

7.	Waiver of Conditions.

The Company reserves the right to waive, in whole or in part, satisfaction of any or all conditions to the Exchange Offer enumerated in the Prospectus.

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address indicated above for further instructions.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN:	Social security number OR Employer identification number

Part 2—TIN applied for ☐

CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Signature Date
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE

FOLLOWING CERTIFICATE IF

YOU CHECKED THE BOX

IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number at the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature Date

Name (Please Print)

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the name and social security number of—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

2.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor—trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the name and employer identification number of—

6.	Sole proprietorship or single-member LLC	The owner(3)

7.	A valid trust, estate, or pension trust	The legal entity(4)

8.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:    If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

1.	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
2.	The United States or any of its agencies or instrumentalities.
3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.
5.	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

1.	A corporation.
2.	A foreign central bank of issue.
3.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
4.	A futures commission merchant registered with the Commodity Futures Trading Commission.
5.	A real estate investment trust.
6.	An entity registered at all times during the tax year under the Investment Company Act of 1940.
7.	A common trust fund operated by a bank under Section 584(a).
8.	A financial institution.
9.	A middleman known in the investment community as a nominee or custodian.
10.	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of interest not generally subject to backup withholding include the following:

1.	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
2.	Payments otherwise subject to U.S. Federal income tax withholding.

Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding. File this Form with the payer, furnish your taxpayer identification number, write “Exempt” on the face of the form, sign and date the form and return it to the payer. If you are a nonresident alien or a foreign entity not subject to backup withholding, file with the payer a completed IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and instructions) or, if applicable, Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States).

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Number. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.